UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 10, 2003

                         Commission File Number 0-28378

                                     AMREIT
             (Exact name of registrant as specified in its charter)


              TEXAS                                      76-0410050
(State or other jurisdiction of                       (I.R.S. Employer
 Incorporation or organization)                      Identification No.)


   8 Greenway Plaza, Suite 824
       Houston, TX 77046                               713-850-1400
(Address of principal executive offices)      (Registrant's telephone number)


Former name, former address and former fiscal year, if changed since last report: NONE



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                               TABLE OF CONTENTS


    Item 7.  Financial Statements and Exhibits

    Item 9.  Regulation FD Disclosure

SIGNATURE

EXHIBIT INDEX

EX-99.1 Press Release




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Item 7.  Financial Statements and Exhibits

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits

             99.1     Press Release dated October 10, 2003

Item 9.  Regulation FD Disclosure

         On October 10, 2003, AmREIT (the "Company") issued a press release announcing its quarterly dividend declared of $.114 per share on its class A shares, $.185 per share on its class B shares, and .175 per share on its class C shares. A copy of the press release is attached as Exhibit 99.1 to this report. The information under this caption is furnished by the Company pursuant to Item 12. Results of Operations and Financial Condition, under Item 9 of Form 8-K in accordance with the Securities and Exchange Commission Release No. 34-47583. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.









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                                   SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange ACT of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 10, 2003


                                AMREIT

                                By:  /s/ Chad C. Braun
                                    --------------------------------------
                                    Chad C. Braun, Chief Financial Officer



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                                 EXHIBIT INDEX

Exhibit
Number                                       Description
-------                   -------------------------------------------------

99.1                      Press Release dated October 10, 2003